Bankers Trust Corporation (Commission File Number 1-5920) is filing this Form 8-K dated September 30, 1998 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 F O R M  8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 30, 1998
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                           BANKERS TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   NEW YORK
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                (State or other jurisdiction of incorporation)


    1-5920                                                 13-6180473
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(Commission file number)                      (IRS employer identification no.)



   130 LIBERTY STREET, NEW YORK, NEW YORK                         10006
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  (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code (212) 250-2500
                                                   --------------
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Item 5. Other Events
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(A)  Bankers Trust announced that the amount owed to it by hedge funds under foreign exchange and derivative contracts is approximately $850 million, all of which is under daily mark to market agreements that require cash or US Treasury securities as collateral. All collateral calls under these agreements have been met. In addition, loans outstanding to hedge funds not covered by collateral agreements are approximately $25 million.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        BANKERS TRUST CORPORATION



                                   By    /s/  DAVID C. FISHER
                                        ---------------------------
                                              DAVID C. FISHER
                                              Controller and Principal
                                              Accounting Officer



October 1, 1998